UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2017

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported, on October 1, 2017, Haircare Limited ("UK Seller"), a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of Regis Corporation (the “Company”), entered into a Share Purchase Agreement (the "SPA") with International Beauty Limited (“UK Buyer”), an affiliate of Regent, a private equity firm based in Los Angeles, California (“Regent”), incorporated under the laws of England and Wales, pursuant to which UK Seller agreed to sell Regis UK Limited to Regent for £1 plus the amount of prepaid rent as of the closing date in respect of Regis UK Limited (the “International Transaction”).

On October 21, 2017, the parties closed the International Transaction and, as a result, UK Buyer owns and operates, as a franchisee of the Company, the approximately 250 Regis (Premium) Salons and Supercuts salons in the UK that were previously owned by the Company. The foregoing description of the SPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the SPA, a copy of which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed October 5, 2017, and is incorporated into this Item 2.01 by reference herein.

As previously reported, on October 1, 2017, affiliates of the Company sold to affiliates of Regent the assets in respect of 858 salons in North America (the “North American Salons”) that principally operated under the Regis Salons and MasterCuts brands, including the intellectual property for the MasterCuts brand and other ancillary brands (such transactions, collectively, the “North America Transaction”). In connection with the North America Transaction, The Beautiful Group Management, LLC, and The Beautiful Group Salons (Canada) Ltd., each an affiliate of Regent, operate the North American Salons as a franchisee of the Company. The foregoing description of the North America Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, dated as of October 1, 2017, by and among Regis Corp., Regis, Inc. and The Beautiful Group Management, LLC, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed October 5, 2017, and is incorporated into this Item 2.01 by reference herein.

ITEM 8.01 OTHER EVENTS.

The Company issued a press release in respect of the closing of the International Transaction on October 23, 2017, which is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated balance sheet gives effect to the North America Transaction and the International Transaction as of June 30, 2017, our latest balance sheet provided in our public filings.

The following unaudited pro forma consolidated statements of operations for years ended June 30, 2017, 2016, and 2015 have been prepared to present our results of operations as if the North America Transaction and the International Transaction had occurred on July 1, 2014. Almost all revenues and expenses are directly tied to the disposed salons and corporate expense allocations are not significant.

The pro forma adjustments are based on factually supportable available information which are directly attributable to the North America Transaction and the International Transaction. Management has also made certain assumptions that we believe are reasonable.

These unaudited pro forma financial statements do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they necessarily indicative of future results. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with historical consolidated financial statements of the Company, including the notes thereto, in the Company’s Form 10-K for the year ended June 30, 2017.

The impairment charge related to the assets disposed of in connection with the North America Transaction and International Transaction will be recorded in the quarter ended September 30, 2017.

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share data)
(Unaudited)

	June 30, 2017
	Historical Financial Statement	Disposition of North America Salons(1)	Disposition of UK Salons(2)	Pro Forma Financial Statement
ASSETS
Current assets:
Cash and cash equivalents	$172,396	$(349)	$—	$172,047
Receivables, net	23,475	—	(2,412)	21,063
Inventories	122,104	(14,507)	(7,807)	99,790
Other current assets	52,172	—	(3,246)	48,926
Total current assets	370,147	(14,856)	(13,465)	341,826
Property and equipment, net	146,994	(13,978)	(5,468)	127,548
Goodwill(3)	416,987	—	—	416,987
Other intangibles, net	13,634	(606)	(106)	12,922
Other assets	63,726	(48)	(387)	63,291
Total assets	$1,011,488	$(29,488)	$(19,426)	$962,574
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$56,049	$—	$(1,520)	$54,529
Accrued expenses	122,013	(1,743)	(5,660)	114,610
Total current liabilities	178,062	(1,743)	(7,180)	169,139
Long-term debt	120,599	—	—	120,599
Other noncurrent liabilities	204,606	(4,072)	(1,506)	199,028
Total liabilities	503,267	(5,815)	(8,686)	488,766
Commitments and contingencies
Shareholders' equity:
Common stock, $0.05 par value; issued and outstanding, 46,400,367 common shares at June 30, 2017	2,320	—	—	2,320
Additional paid-in capital	214,109	—	—	214,109
Accumulated other comprehensive income	3,336	—	—	3,336
Retained earnings(4)	288,456	(23,673)	(10,740)	254,043
Total shareholders' equity	508,221	(23,673)	(10,740)	473,808
Total liabilities and shareholders' equity	$1,011,488	$(29,488)	$(19,426)	$962,574

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Twelve Months Ended June 30, 2017
	Historical Financial Statement	Disposition of North America Salons(1)	Disposition of UK Salons(2)	Pro Forma Financial Statement
Revenues:
Service	$1,307,732	$(260,364)	$(50,203)	$997,165
Product	335,865	(53,709)	(17,419)	264,737
Royalties and fees(5)	48,291	—	—	48,291
	1,691,888	(314,073)	(67,622)	1,310,193
Operating expenses:
Cost of service	838,192	(177,130)	(27,650)	633,412
Cost of product	166,344	(26,811)	(9,259)	130,274
Site operating expenses	168,439	(32,058)	(3,855)	132,526
General and administrative	174,502	(10,903)	(6,094)	157,505
Rent	279,288	(71,121)	(20,724)	187,443
Depreciation and amortization	66,327	(11,007)	(1,846)	53,474
Total operating expenses	1,693,092	(329,030)	(69,428)	1,294,634
Operating (loss) income	(1,204)	(14,957)	(1,806)	15,559
Other (expense) income:
Interest expense	(8,703)	—	—	(8,703)
Interest income and other, net	3,072	—	—	3,072
(Loss) income from continuing operations before income taxes and equity in loss of affiliated companies	(6,835)	(14,957)	(1,806)	9,928
Income taxes(6)	(9,224)	—	—	(9,224)
Equity in loss of affiliated companies, net of income taxes	(81)	—	—	(81)
Net (loss) income	$(16,140)	$(14,957)	$(1,806)	$623
Net (loss) income per share:
Basic and diluted:
Net (loss) income per share, basic	$(0.35)	$(0.32)	$(0.04)	$0.01
Net (loss) income per share, diluted	$(0.35)	$(0.32)	$(0.04)	$0.01
Weighted average common and common equivalent shares outstanding:
Basic	46,359	46,359	46,359	46,359
Diluted	46,359	46,359	46,359	47,088

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Twelve Months Ended June 30, 2016
	Historical Financial Statement	Disposition of North America Salons(1)	Disposition of UK Salons(2)	Pro Forma Financial Statement
Revenues:
Service	$1,383,663	$(300,686)	$(62,441)	$1,020,536
Product	359,683	(64,856)	(23,006)	271,821
Royalties and fees(5)	47,523	—	—	47,523
	1,790,869	(365,542)	(85,447)	1,339,880
Operating expenses:
Cost of service	868,188	(201,172)	(33,419)	633,597
Cost of product	179,341	(32,211)	(12,312)	134,818
Site operating expenses	182,952	(37,601)	(4,704)	140,647
General and administrative	178,033	(12,231)	(8,049)	157,753
Rent	297,271	(79,026)	(26,345)	191,900
Depreciation and amortization	67,470	(11,313)	(2,173)	53,984
Total operating expenses	1,773,255	(373,554)	(87,002)	1,312,699
Operating (loss) income	17,614	(8,012)	(1,555)	27,181
Other (expense) income:
Interest expense	(9,317)	—	—	(9,317)
Interest income and other, net	4,219	—	—	4,219
(Loss) income from continuing operations before income taxes and equity in loss of affiliated companies	12,516	(8,012)	(1,555)	22,083
Income taxes(6)	(9,049)	—	—	(9,049)
Equity in loss of affiliated companies, net of income taxes	(14,783)	—	—	(14,783)
Net loss	$(11,316)	$(8,012)	$(1,555)	$(1,749)
Net loss per share:
Basic and diluted:
Net loss per share, basic and diluted	$(0.23)	$(0.17)	$(0.03)	$(0.04)
Weighted average common and common equivalent shares outstanding:
Basic and diluted	48,542	48,542	48,542	48,542

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Twelve Months Ended June 30, 2015
	Historical Financial Statement	Disposition of North America Salons(1)	Disposition of UK Salons(2)	Pro Forma Financial Statement
Revenues:
Service	$1,429,408	$(328,180)	$(68,701)	$1,032,527
Product	363,236	(72,962)	(26,648)	263,626
Royalties and fees(5)	44,643	—	—	44,643
	1,837,287	(401,142)	(95,349)	1,340,796
Operating expenses:
Cost of service	882,717	(215,503)	(36,820)	630,394
Cost of product	180,558	(36,708)	(13,312)	130,538
Site operating expenses	192,442	(39,497)	(5,551)	147,394
General and administrative	186,051	(12,828)	(8,486)	164,737
Rent	309,125	(83,619)	(28,407)	197,099
Depreciation and amortization	82,863	(17,747)	(2,305)	62,811
Total operating expenses	1,833,756	(405,902)	(94,881)	1,332,973
Operating (loss) income	3,531	(4,760)	468	7,823
Other (expense) income:
Interest expense	(10,206)	—	—	(10,206)
Interest income and other, net	1,697	—	—	1,697
(Loss) income from continuing operations before income taxes and equity in loss of affiliated companies	(4,978)	(4,760)	468	(686)
Income taxes(6)	(14,605)	—	—	(14,605)
Equity in loss of affiliated companies, net of income taxes	(13,629)	—	—	(13,629)
Loss from continuing operations	(33,212)	(4,760)	468	(28,920)
Loss from discontinued operations, net of income taxes	(630)	—	—	(630)
Net loss	$(33,842)	$(4,760)	$468	$(29,550)
Net loss per share:
Basic and diluted:
Loss from continuing operations	(0.60)	(0.09)	0.01	(0.53)
Loss from discontinued operations	(0.01)	—	—	(0.01)
Net loss per share, basic and diluted	$(0.62)	$(0.09)	$0.01	$(0.54)
Weighted average common and common equivalent shares outstanding:
Basic and diluted	54,992	54,992	54,992	54,992
_____________________________________________________________

(1)	The pro forma adjustment presented includes the North America Transaction which closed on October 1, 2017.

(2)	The pro forma adjustment presented includes the International Transaction which closed on October 21, 2017.

(3)
No pro forma adjustment was made to goodwill as no goodwill was allocated to the North American Transaction due to historical losses on salons being sold, minimal fair value and that all goodwill associated with the Regis Salons in the North America Transaction had been previously impaired. All goodwill associated with the International Transaction had also been previously impaired.

(4)
The adjustment to retained earnings represents the pro forma impairment of the assets held for sale/loss on disposition as of June 30, 2017. This does not include the impact of the consideration payable for inventory and other working capital adjustments.

(5)
No pro forma adjustment was made to estimate royalties that would be received from The Beautiful Group under the franchise agreement as no significant franchise fees are expected in the next 12 months.

(6)	No pro forma adjustment was made for taxes due to the Company's valuation allowance.

(d) Exhibits

EXHIBIT NUMBER

99.1	Regis Corporation News Release dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 26, 2017	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99.1	Regis Corporation News Release dated October 23, 2017.